July 30, 2015

DREYFUS SELECT MANAGERS LONG/SHORT FUND

Supplement to Statutory Prospectus
dated February 27, 2015

The following information supplements and supersedes any contrary information contained in the fund's prospectus:

The fund's board has approved Cramer Rosenthal McGlynn, LLC (CRM) and Pine River Capital Management L.P. (Pine River) as additional subadvisers to the fund, effective August 3, 2015 (the Effective Date).  In addition, with the board's approval, The Dreyfus Corporation (Dreyfus), the fund's manager, has terminated the Sub-Investment Advisory Agreement between Dreyfus and Union Point Advisors, LLC (Union Point), a subadviser to the fund, effective July 31, 2015.

As of the Effective Date, the fund's assets will be allocated among seven subadvisers – Kingsford Capital Management, LLC (Kingsford Capital), Owl Creek Asset Management, L.P. (Owl Creek), Sirios Capital Management, L.P. (Sirios), Standard Pacific Capital, LLC (Standard Pacific), Three Bridges Capital, LP (Three Bridges), CRM and Pine River.  The target percentage of the fund's assets to be allocated over time to the subadvisers is approximately 28% to Sirios, 16% to Three Bridges, 15% to Pine River, 13% to Standard Pacific, 11% to CRM, 9% to Owl Creek, and 8% to Kingsford Capital.  The portion of the fund's assets previously allocated to Union Point (approximately 20% of the fund's assets) will be re-allocated to CRM and Pine River and the remaining target percentage of the fund's assets to be allocated to CRM and Pine River, and any modification to the target percentage of the fund's assets currently allocated to the other subadvisers, will occur over time.  Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.

CRM focuses on long and short positions in stocks across all capitalizations.  CRM's investment process is bottom-up and value oriented.  All industries are considered for potential investment.  CRM believes that successful investing is a result of recognizing change that is material to the operations of a company.  CRM seeks to identify this dynamic change at an early stage, conduct an appraisal of the business, and assess Wall Street's perceptions.  Long candidates include stocks undergoing change (e.g., mergers, divestitures, new management or new products), that are neglected by Wall Street and have, in CRM's assessment, attractive valuations where the intrinsic value may exceed the current stock price.  CRM's short candidates include:  (1) companies expected to miss earnings estimates, (2) companies with deteriorating balance sheets, (3) companies with aggressive accounting practices, (4) companies with weak management, (5) companies facing cyclical headwinds, and/or (6) companies facing negative secular changes.  A position will be sold when one or more of the following occurs:  an established price target is approaching or is attained, implying the stock has reached the portfolio manager's estimation of fair valuation; a factor in the initial investment thesis has deteriorated causing the portfolio manager to reassess the potential for the company; or a more promising investment opportunity is identified.

Pine River seeks to generate positive returns through the successful selection of equity securities, while seeking to reduce or eliminate the effects of market-wide or, in some cases, industry- or sector-wide price movements by simultaneously taking long and short positions in equities.  Pine River identifies long and short investment opportunities using a combination of bottom-up investment analysis and a top-down thematic investment approach.  Qualitative and quantitative analysis is used in an effort to identify the most attractive risk/reward company specific securities with a focus on idiosyncratic risk for both long and short positions.  Capital allocations among sectors and strategies are determined using fundamental, technical, and macroeconomic analysis combined with expected returns, volatilities, and correlations.  Pine River applies risk management tools to measure strategy size, risk concentration, volatility, correlations, and macro shocks

6250S0715

****

CRM, 520 Madison Avenue, 20th Floor, New York, New York 10022, is a registered investment adviser founded in 1973.  Jay B. Abramson is the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by CRM.  Mr. Abramson is Chief Executive Officer and Chief Investment Officer of CRM, which he joined in 1985.  As of June 30, 2015, CRM had approximately $8.45 billion in assets under management.

Pine River, 601 Carlson Parkway, Suite 330, Minnetonka, Minnesota 55305, is a registered investment adviser founded in 2002.  James Clark, Lucy DeStefano, and Aaron Zimmerman are the portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Pine River.  Mr. Clark is a Partner, Co-Chief Investment Officer and a Portfolio Manager at Pine River.  Prior to joining Pine River in 2012, Mr. Clark was a Managing Director and Partner at Goldman Sachs Asset Management, where he was employed for more than five years.  Ms. DeStefano is Head of Listed Securities and a Portfolio Manager at Pine River.  Prior to joining Pine River in 2013, Ms. DeStefano was a Managing Director, Equity Division at Morgan Stanley, where she was employed since 2010.  Mr. Zimmerman is a Portfolio Manager at Pine River, which he joined in 2009.  As of June 30, 2015, Pine River had approximately $15.2 billion in assets under management.

July 30, 2015

DREYFUS SELECT MANAGERS LONG/SHORT FUND

Supplement to Statement of Additional Information
dated October 1, 2014, as revised or amended November 1, 2014,
November 26, 2014, January 1, 2015, February 1, 2015, February 27, 2015,
March 12, 2015, May 1, 2015 and May 12, 2015

The following information supplements and supersedes any contrary information contained in the fund's Statement of Additional Information:

The Manager has terminated the Sub-Investment Advisory Agreement between the Manager and Union Point, a subadviser to the fund, effective July 31, 2015.  In addition, the Manager has engaged Cramer Rosenthal McGlynn, LLC ("CRM") and Pine River Capital Management L.P. ("Pine River" and collectively with CRM, Kingsford Capital, Owl Creek, Sirios, Standard Pacific and Three Bridges, the "Sub-Advisers") to serve as additional subadvisers to the fund and to provide day-to-day management of that portion of the fund's assets allocated to CRM and Pine River, respectively, effective August 3, 2015.

CRM is a Delaware limited liability company founded in 1973.  CRM is located at 520 Madison Avenue, 20th Floor, New York, New York 10022.  Jay B. Abramson is the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by CRM.  As of June 30, 2015, CRM had approximately $8.45 billion in assets under management.

The following is a list of persons (to the extent known by the fund) who are deemed to control CRM by virtue of ownership of stock or other interests of CRM:  WT Investments, Inc., Cramer Rosenthal McGlynn, Inc. and CRM Group, LLC.

Pine River is a Delaware limited partnership founded in 2002.  Pine River is located at 601 Carlson Parkway, Suite 330, Minnetonka, Minnesota 55305.  James Clark, Lucy DeStefano, and Aaron Zimmerman are the portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Pine River.  As of June 30, 2015, Pine River had approximately $15.2 billion in assets under management.

The following is a list of persons (to the extent known by the fund) who are deemed to control Pine River by virtue of ownership of voting equity interests of Pine River:  Pine River Capital Management LLC and Brian C. Taylor.  Pine River Capital Management LLC is the general partner of Pine River and Brian C. Taylor is the President and Managing Member of Pine River Capital Management LLC.

Portfolio Manager Compensation — CRM.  Portfolio manager compensation is based on an internal scorecard weighted towards the overall strategy's performance versus both the benchmark and competitors.  Portfolio managers are eligible to participate in CRM's profit sharing plan that becomes available when the firm achieves a certain level of profitability.

Portfolio Manager Compensation — Pine River.  Portfolio managers receive a salary and are eligible to receive a bonus.  Bonuses are considerate of strategy performance, personal performance, as well as overall performance of Pine River.  Additionally, Pine River employs a deferred compensation plan for portfolio managers.

Additional Information About the Portfolio Managers.  The following table lists the number and types of accounts advised by Mr. Abramson, the fund's primary portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by CRM, and Messrs. Clark and Zimmerman and Ms. DeStefano, the fund's primary portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Pine River, and assets under management in those accounts as of June 30, 2015:

Primary Portfolio Manager	Registered Investment Company Accounts	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Jay B. Abramson (CRM)	10	$2,359M	3	$414M	102	$4,304M

James Clark (Pine River)	3	$38.3M	1	$4,562.5M	0	N/A

Lucy DeStefano (Pine River)	3	$38.3M	0	N/A	0	N/A

Aaron Zimmerman (Pine River)	3	$38.3M	0	N/A	0	N/A

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees
Jay B. Abramson (CRM)	Other Accounts	2	$73M

James Clark (Pine River)	Other Pooled Investment Vehicle	1	$4,562.5M

As of the date of this Supplement, none of the portfolio managers listed above beneficially owned any shares of the fund.